UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

VIGIL NEUROSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41200	85-1880494
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Vigil Neuroscience, Inc.

100 Forge Road, Suite 700

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(857) 254-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VIGL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on May 21, 2025, Vigil Neuroscience, Inc., a Delaware corporation (the “Company” or “Vigil”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sanofi, a French société anonyme (“Parent” or “Sanofi”), and Vesper Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the merger as a wholly-owned subsidiary of Parent. On June 30, 2025, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”), as such may be supplemented from time to time, with the Securities and Exchange Commission (the “SEC”) in connection with, among other things, the Merger.

Certain Litigation

In connection with the Merger, from June 18, 2025 to July 28, 2025, the Company has received 16 demands, including one demand made pursuant to Section 220 of the Delaware General Corporation Law seeking certain books and records of the Company, from purported stockholders of the Company (the “Demands”). The Demands generally allege that the Definitive Proxy Statement omits certain material information and seeks additional disclosures in the Definitive Proxy Statement.

The Company cannot predict the outcome of the Demands or any potential litigation. The Company intends to vigorously defend against the Demands and any subsequently filed complaints or similar actions that may be filed. It is possible that additional demand letters and/or complaints may be received arising out of the Merger between July 28, 2025 and consummation of the Merger. Absent new or significantly different allegations, the Company will not necessarily disclose such additional filings or demand letters.

The Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with all applicable laws and that no further disclosure is required or necessary under applicable laws and/or in response to the Demands. Nevertheless, in order to moot the disclosure-based claims asserted in the Demands and avoid nuisance and possible expense and business delays, the Company has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit of the Demands described above, or of the necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Demands that any additional disclosure was or is required or is material.

SUPPLEMENTAL DISCLOSURES

The following supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety as supplemented. The inclusion in this supplement to the Definitive Proxy Statement of certain information should not be regarded as an indication that any of the Company or its directors, affiliates, officers, or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~strikethrough text~~.

The disclosure under the heading “The Merger—Opinion of Centerview Partners LLC—Analysis of Merger Consideration” is hereby amended and supplemented by replacing the second paragraph of that subsection on page 60 of the Definitive Proxy Statement in its entirety with the following:

“For analytical purposes, assuming that for one CVR, the holder thereof receives a payment equal to $2.00 upon the achievement of the Milestone, based solely on the assessments of the Company’s management as to the probability of realizing the Milestone Payment (as defined in the CVR Agreement) and the estimated timing of achievement of the Milestone, as reflected in the Projections (see the section of this Definitive Proxy Statement titled “The Merger—Certain Unaudited Prospective Financial Information”), and discounting the probability-adjusted Milestone Payment under the CVR Agreement back to the valuation date of June 30, 2025 using the midpoint of a range of discount rates from 15.0% to 16.5% based on Centerview’s analysis of the Company’s weighted average cost of capital, which was calculated using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including target capital structure, levered and unlevered betas for comparable group companies, tax rates, market risk and size premia, Centerview calculated an illustrative risk-adjusted net present value for one CVR of $0.14.”

The disclosure under the heading “The Merger—Opinion of Centerview Partners LLC—Discounted Cash Flow Analysis” is hereby amended and supplemented by replacing the second full paragraph of that subsection on page 61 of the Definitive Proxy Statement in its entirety with the following:

“In performing this analysis, Centerview calculated a range of equity values for the shares of Company common stock by (a) discounting to present value, as of June 30, 2025, using discount rates ranging from 15.0% to 16.5% (based on Centerview’s analysis of the Company’s weighted average cost of capital, which was calculated using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including target capital structure, levered and unlevered betas for comparable group companies, tax rates, market risk and size premia) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of the Company over the period beginning on July 1, 2025 and ending on December 31, 2043, as set forth in the Projections, (ii) an implied terminal value of the Company, calculated by Centerview by assuming that (as directed by Company management) the Company’s unlevered free cash flows would decline in perpetuity after December 31, 2043 at a rate of free cash flow decline of 50% year over year, (iii) tax savings from usage of the Company’s estimated federal net operating losses, as set forth in the Projections, and (iv) the net impact of assumed equity raises in 2025 and the period from 2026 through 2030, as set forth in the Projections, and (b) adding to the foregoing results the Company’s cash balance of $67 million (including investments) as of June 30, 2025, as set forth in the Internal Data.”

The disclosure under the heading “The Merger—Opinion of Centerview Partners LLC—Other Factors” is hereby amended and supplemented by replacing the first and second sub-bullets of that subsection on page 62 of the Definitive Proxy Statement in its entirety with the following:

•

“Analyst Price Target Analysis. Centerview reviewed stock price targets for the shares of Company common stock in seven publicly available Wall Street research analyst reports, which indicated low and high stock price targets for the Company ranging from $11.00 to $22.00 per share of Company common stock and a median price target of $16.00 per share of Company common stock.”

•

“Precedent Premiums Paid Analysis. Centerview performed an analysis of premiums paid in nine selected transactions involving publicly traded biopharmaceutical companies for which premium data were available. The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction to the closing price of the target company’s common stock for the date one day prior to the date on which the trading price of the target’s common stock was perceived to be affected by a potential transaction. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a range of 80% to 200% to the closing stock price of the Company’s common stock on May 20, 2025 (the last trading day before the date on which the transaction was publicly announced) of $2.48, which resulted in an implied price range of approximately $4.45 to $7.45 per share of Company common stock, rounded to the nearest $0.05.”

The disclosure under the heading “The Merger—Certain Unaudited Prospective Financial Information” is hereby amended and supplemented by replacing the third full paragraph of that subsection on page 65 of the Definitive Proxy Statement in its entirety with the following:

“At the direction of the Board of Directors, the Company’s management calculated unlevered free cash flow as set forth below, which calculation has been reviewed and approved by the Board of Directors for reliance upon and use by Centerview in connection with the rendering of its opinion to the Board of Directors and in performing the related financial analyses as described in the section of this proxy statement titled “The Merger—Opinion of Centerview Partners LLC.” For purposes of calculating the discounted cash flow, the Projections assumed (i) estimated federal net operating losses of $319 million as of June 30, 2025 and estimated future losses and (ii) the net impact of assumed equity raises of $80 million in the third and fourth quarters of fiscal year 2025 and ~~$1,300,000,000~~ $1.3 billion in fiscal years 2026 through 2030 estimated by the Company’s management based on the Company’s projected capital requirement of approximately $1.2 billion on a non-risk adjusted basis and excluding proceeds from potential milestone payments and including ~~a 10% discount and~~ a 5% spread and a 10% discount (with such discount calculated on a grossed up basis to result in proceeds of $1.3 billion in the aggregate, prior to deduction of the 5% spread, over such period).

The disclosure under the heading “The Merger—Interests of Company Executive Officers and Directors in the Transactions—Potential Future Parent Arrangements” is hereby amended and supplemented by replacing the paragraph of that subsection on page 70 of the Definitive Proxy Statement in its entirety with the following:

“Certain of the Company’s executive officers may continue to provide employment or other services to Parent after the Effective Time and may enter into new agreements, arrangements or understandings with Parent to set forth the terms and compensation of such post-Effective Time service. As of ~~the date of this proxy statement~~ July 28, 2025, no such agreements, arrangements or understandings with Parent exist.”

Forward Looking Statements

This communication includes certain disclosures that contain express or implied forward-looking statements related to Sanofi, Vigil and the acquisition of Vigil by Sanofi that are made pursuant to the safe harbor provisions of the federal securities laws, including, without limitation, express or implied forward-looking statements regarding: Vigil’s strategy, business plans and focus; the potential therapeutic benefit of the Company’s product candidates, including iluzanebart and VG-3927; the return of VGL101 to Amgen (the “VGL101 Return”); the progress and timing of the clinical development of Vigil’s product candidates and programs; beliefs about observations made analyzing preclinical study and clinical trial data to date; and the future operations and performance of Sanofi and Vigil. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied:

•

statements regarding the transaction and related matters, expected timelines for completing the transaction, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses;

•

statements of targets, plans, objectives or goals for future operations, including those related to Sanofi’s and Vigil’s products, potential therapeutic benefit, product research, product development, product introductions and product approvals as well as cooperation in relation thereto;

•

statements containing projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures;

•	statements regarding future economic performance, future actions and outcomes of any potential future legal proceedings; and

•	statements regarding the assumptions underlying or relating to such statements.

These statements are based on current beliefs, judgments and assumptions based upon information currently available to Sanofi and Vigil management and utilized to develop plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. Sanofi and Vigil each caution that a number of important factors, including those described in this document, could cause actual results to differ materially from those contemplated in any forward-looking statements.

Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations) or the receipt of the requisite approval of Vigil’s stockholders; the possibility that the proposed transaction may not be completed in the time frame expected by Sanofi and Vigil, or at all; the possibility that the VGL101 Return may not be completed in the anticipated time frame or at all; failure to realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the transaction on relationships with employees, other business partners or governmental entities; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; negative effects of this announcement or the consummation of the proposed transaction on the market price of Sanofi’s shares or Vigil’s common stock and/or Sanofi’s or Vigil’s operating results; Vigil’s beliefs, expectations, and statements about the Demands; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks related to non-achievement of the contingent value right (“CVR”) milestone and that holders of the CVRs will not receive payments in respect of the CVRs; other business effects, including the effects of industry, economic or political conditions outside of Vigil’s or Sanofi’s control; potentially significant political, trade or regulatory developments and other circumstances beyond Vigil’s control, including government shutdowns, layoffs, voluntary resignations and reorganizations, new legislation and executive orders, trade disputes and tariffs; transaction costs; actual or contingent liabilities; risk of litigation and/or regulatory actions related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transaction; adverse impacts on business, operating results or financial condition in the future due to pandemics, epidemics or outbreaks and their impact on Sanofi’s and Vigil’s respective businesses, operations, supply chain, patient enrollment and retention, clinical trials, strategy, goals and anticipated milestone; government-mandated or market-driven price decreases for Sanofi’s or Vigil’s products; introduction of competing products; reliance on information technology; Sanofi’s or Vigil’s ability to successfully market current and new products; Sanofi’s, Vigil’s and their collaborators’ ability to continue to conduct research and clinical programs; Vigil’s ability to successfully demonstrate the efficacy and safety of its product candidates, the therapeutic potential of its product candidates and the preclinical or clinical results for its product candidates, which may not support further development of such product candidates; comments, feedback and actions of regulatory agencies; exposure to product liability and legal proceedings and investigations; and other risks and uncertainties detailed from time to time in Vigil’s periodic reports filed with the SEC and Vigil’s other filings with the SEC.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs, judgments and assumptions based upon information currently available to Sanofi’s and Vigil’s management. Forward-looking statements contained in this announcement are made as of this date, and Sanofi and Vigil undertake no duty to update such information except as required under applicable law. Readers should not rely upon the information on this page as current or accurate after its publication date.

Additional Information and Where to Find It

In connection with the proposed transaction between Vigil and Sanofi, Vigil has filed with the SEC a Definitive Proxy Statement relating to a special meeting of its stockholders. Additionally, Vigil may file other relevant materials with the SEC in connection with the proposed transaction. VIGIL’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Definitive Proxy Statement has been mailed or otherwise made available to Vigil’s securityholders. Investors and securityholders are able to obtain a copy of the Proxy Statement as well as other filings containing information about the proposed transaction that are filed by Vigil or Sanofi with the SEC, free of charge on EDGAR at www.sec.gov.

Participants in the Solicitation

Vigil and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Vigil in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about Vigil’s directors and executive officers, including a description of their interests, by security holdings or otherwise, in the proposed transaction is included in the Definitive Proxy Statement. Vigil stockholders may obtain additional information regarding the participants in the solicitation of proxies in connection with the proposed transaction by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Internet Posting of Information

Vigil routinely posts information that may be important to investors in the “Investors” section of its website at https://www.vigilneuro.com. The Company encourages investors and potential investors to consult the Company’s website regularly for important information about Vigil.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vigil Neuroscience, Inc.

Date: July 28, 2025	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch, Ph.D., J.D.
President and Chief Executive Officer